UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2022

Eloxx Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31326	84-1368850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

480 Arsenal Way, Suite 130, Watertown, MA	02451
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (781) 577-5300

.N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ELOX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 15, 2022, Eloxx Pharmaceuticals, Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, a total of 50,160,111 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), were present by valid proxy, representing approximately 57.88% of the Company’s outstanding voting power as of the April 20, 2022 record date. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2022.

Proposal 1 — Election of nine (9) directors to hold office until the Company’s annual meeting of stockholders to be held in 2023 and until his or her respective successor is duly elected and qualified.

NOMINEE	Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
Tomer Kariv	25,296,206	566,347	16,577	24,280,981
Sumit Aggarwal	25,201,367	659,087	18,676	24,280,981
Zafrira Avnur, Ph.D.	22,428,479	3,432,173	18,478	24,280,981
Ran Nussbaum	25,154,593	707,960	16,577	24,280,981
Rajesh Parek, DPhil	25,205,818	656,776	16,536	24,280,981
Steven Rubin	21,179,908	4,680,542	18,680	24,280,981
Jasbir Seehra, Ph.D.	25,579,083	283,569	16,478	24,280,981
Gadi Veinrib	25,572,557	289,894	16,679	24,280,981
Alan Walts, Ph.D.	25,317,179	545,574	16,377	24,280,981

Proposal 2 — Ratification of the appointment of Deloitte Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
49,488,639	598,786	72,686	0

Proposal 3 — Advisory vote on the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
24,778,473	1,082,703	17,954	24,280,981

Based on the foregoing votes, each of the director nominees was elected, and Proposals 2 and 3 were approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2022	ELOXX PHARMACEUTICALS, INC.

	By:	/s/ Sumit Aggarwal
	Name:	Sumit Aggarwal
	Title:	President and Chief Executive Officer